Principal Funds, Inc.
Supplement dated October 9, 2018
to the Statutory Prospectus dated June 15, 2018
(as supplemented on June 25, 2018, July 13, 2018, September 17, 2018, and September 28, 2018)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX FUND
SUMMARY FOR DIVERSIFIED REAL ASSET FUND
Effective on or about January 2, 2019, in the Management section, under Sub-Advisors, delete BNY Mellon Asset Management North America Corporation and replace with Mellon Corporation.

SUMMARY FOR INTERNATIONAL EQUITY INDEX FUND
Effective October 15, 2018, in the Management section, under Investment Advisor and Portfolio Managers, delete Thomas L. Kruchten, and add the following to the alphabetical list of portfolio managers:
Aaron J. Siebel (since 2018), Portfolio Manager

MANAGEMENT OF THE FUNDS
Effective October 15, 2018, in The Manager and Advisor section, delete Thomas L. Kruchten.
Effective October 15, 2018, in The Manager and Advisor section, add the following to the alphabetical list of portfolio managers:
Aaron J. Siebel has been with Principal® since 2005. He earned a bachelor’s degree in Finance from the University of Iowa.
Effective on or about January 2, 2019, in The Sub-Advisors section, delete references to BNY Mellon Asset Management North America Corporation and replace with the following:

Sub-Advisor:	Mellon Corporation (“Mellon”), BNY Mellon Center, One Boston Place, Boston, MA 02108, is a multi-asset investment adviser providing clients with a wide range of investment solutions.

Fund(s):	Bond Market Index and a portion of Diversified Real Asset (a portion of the natural resources strategy)

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